Exhibit 99.1

SEVENTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT

This Amendment, dated as of September 10, 2007, is made by and between CIBER, INC., a Delaware corporation (the “Borrower”), and WELLS FARGO BANK, N.A. (the “Lender”).

Recitals

The Borrower and the Lender are parties to an Amended and Restated Credit and Security Agreement dated as of August 15, 2003, as amended by that certain First Amendment to Amended and Restated Credit and Security Agreement, dated as of March 31, 2004, that certain Second Amendment to Amended and Restated Credit and Security Agreement, dated as of October 1, 2004, that certain Third Amendment to Amended and Restated Credit and Security Agreement, dated as of March 31, 2005, that certain Fourth Amendment to Amended and Restated Credit and Security Agreement, dated as of July 11, 2005, that certain Fifth Amendment to Amended and Restated Credit and Security Agreement, dated as of December 20, 2005 and that certain Sixth Amendment to Amended and Restated Credit and Security Agreement, dated as of September 19, 2006 (as so amended, the “Credit Agreement”).  Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.               Defined Terms.  Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.  In addition, Section 1.1 of the Credit Agreement is hereby amended by adding or amending, as the case may be, the following definitions:

“Maturity Date” means September 30, 2009.

2.               No Other Changes.  Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

3.               Senior Indebtedness.  The Borrower hereby acknowledges and agrees that, both prior to and after the date on which this Amendment becomes effective, the Borrower’s obligations to the Lender, including without limitation the Indebtedness, are “Senior Indebtedness” (as defined in the Indenture, dated as of December 2, 2003 between the Borrower and Wells Fargo Bank Minnesota, National Association, as Trustee (the “Indenture”)), for purposes of the Indenture.  The Borrower acknowledges that nothing contained in this Amendment, any previous amendment to the Credit Agreement or the Credit Agreement is intended to or shall impair as among the Borrower, the holders of certain debentures issued by the Borrower and the Lender, the obligations of the Borrower to the Lender as a holder of “Senior Indebtedness” (as defined in the Indenture, dated as of December 2, 2003 between Customer and Wells Fargo Bank Minnesota, National Association, as Trustee (the “Indenture”)), and the obligations of the Borrower to the holders of such debentures, which are subordinate to the obligations of the Borrower to the Lender, including without limitation the Indebtedness, as Senior Indebtedness under the provisions of the Indenture.  The Borrower hereby confirms that its obligations, including without limitation the Indebtedness, to the Lender are Senior Indebtedness for purposes of the Indenture.

4.               Conditions Precedent.  This Amendment shall be effective when the Lender shall have received an executed original hereof, together with the Acknowledgment and Agreement of Guarantors set forth at the end of this Amendment, duly executed by each Guarantor, and such other matters as the Lender may require, each in substance and form acceptable to the Lender in its sole discretion.

5.               Representations and Warranties.  The Borrower hereby represents and warrants to the Lender as follows:

(a)          The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

(b)         The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

(c)          All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6.               References.  All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

7.               No Waiver.  The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

8.               Release.  The Borrower, and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

9.               Costs and Expenses.  The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel.  Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.  The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

10.         Miscellaneous.  This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BANK, N.A.		CIBER, INC.

By:	/s/ Wendee N. Crowley	By:	/s/ Mac J. Slingerlend
Name: Wendee N. Crowley		Name: Mac J. Slingerlend
Its: Vice President		Its: President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

The undersigned, each a guarantor of the indebtedness of CIBER, INC. (the “Borrower”) to Wells Fargo Bank, N.A. (the “Lender”) pursuant to the Guaranty of CIBER International, Inc. dated as of August 15, 2003, and a separate Guaranty of each of CIBER Alaska, Inc., Remtech Services, Inc. and CIBER Indiana, LLC, each dated as of September 14, 2006 (each, a “Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Paragraph 8 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower’s present and future indebtedness to the Lender.

CIBER INTERNATIONAL, INC.		CIBER INDIANA, LLC

By: CIBER, INC.
Its: Sole Member

By:	/s/ Mac J. Slingerlend	By:	/s/ Mac J. Slingerlend
Name: Mac J. Slingerlend		Name: Mac J. Slingerlend
Its: President		Its: President

REMTECH SERVICES, INC.

By:	/s/ Mac J. Slingerlend
Name: Mac J. Slingerlend
Its: President